UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Principal Real Estate Income Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-22742	46-0919114
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1290 Broadway, Suite 1000
Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 838-9485

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value per share	PGZ	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2024, Ernest J. Scalberg resigned from his role as Trustee of the Principal Real Estate Income Fund (the “Fund”), effective that day. Mr. Scalberg’s resignation from the Board was not due to any disagreement with the Fund on any matter relating to its operations, policies, or practices.

At its regularly scheduled meeting on March 11, 2024, the Board of Trustees (the “Board”) of the Fund, upon the recommendation of the Fund’s Nominating and Corporate Governance Committee, appointed JoEllen Legg to replace Mr. Scalberg as Trustee, effective March 11, 2024. Ms. Legg was also approved to serve as a member of the Board’s Audit Committee, Nominating and Corporate Governance Committee and Qualified Legal Compliance Committee. In addition, Jerry G. Rutledge was elected as Chairman of the Board, and Jeremy Held was elected as Chairman of the Audit Committee and has been designated as the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Ms. Legg is not a party to any arrangement or understanding pursuant to which she was selected as a Trustee of the Fund, nor is she a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-X. Ms. Legg is also not a party to, nor does she participate in, any material plan, contract or arrangement (whether or not written) in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

Date: March 11, 2024	By:	/s/ Nicholas Adams
		Name:	Nicholas Adams
		Title:	Secretary